Exhibit 99.1

Contact:
Brendan Lahiff, Sr. Investor Relations Manager
Intersil Corporation
(408) 546-3399
investor@intersil.com

Intersil Corporation Reports First Quarter 2012 Results

Milpitas, CA, April 25, 2012 – Intersil Corporation (NASDAQ Global Select: ISIL), a world leader in the design and manufacture of high-performance analog and mixed-signal semiconductors, today reported financial results for its first quarter ended March 30, 2012.

GAAP Results of Operations

Net revenue for the first quarter of 2012 was $156.0 million, a 21.6% decrease from $198.9 million in the first quarter of 2011, and a 5.9% decrease from $165.8 million in the fourth quarter of 2011. During the first quarter of 2012, Intersil modified its end market reporting to better reflect the different characteristics of those markets. Changes in Intersil’s first quarter end market product mix are summarized below and the historical detail dating from 2007, allocated to the adjusted end markets, is available on page 9 of this release.

End Market	Q1 2012 % of Revenue	Q1 2011 % of Revenue	Q4 2011 % of Revenue
Industrial & Infrastructure	56%	53%	55%
Personal Computing	25%	26%	24%
Consumer	19%	21%	21%

Gross margin for the first quarter of 2012 was 54.6%, compared with gross margin of 57.8% in the same quarter last year, and down from the fourth quarter of 2011 at 56.7%, primarily due to a decrease in the utilization of our internal resources and product mix.  During the quarter, the company reduced inventory by $7.7 million.

Operating margin was a loss of 1.4% during the first quarter. Net loss for the first quarter of 2012 was $3.3 million, or a loss of $0.03 per share, compared with net income of $14.1 million, or $0.11 per diluted share, in the same quarter last year, and net income of $24.1 million, or $0.19 per diluted share, in the fourth quarter of 2011. First quarter GAAP results include $1.5 million of restructuring expenses.

Exhibit 99.1

Non-GAAP Results of Operations

Non-GAAP operating income, net income and earnings per share exclude the effects of equity-based compensation, intangible amortization, acquisition charges, certain tax adjustments and unusual expenses.

Non-GAAP operating income during the first quarter of 2012 was $12.7 million, or 8.1% of revenue. Non-GAAP net income for the first quarter of 2012 was $8.2 million, or $0.06 per diluted share.

“The first quarter of 2012 marked the bottom of the cycle for Intersil and business conditions gradually improved during the quarter.  Backlog continues to increase and our book-to-bill ratio remained above one throughout the first quarter,” said Dave Bell, President and Chief Executive Officer.

At the end of the first quarter, Intersil’s cash totaled $389.7 million. Free cash flow was $20.4 million during the first quarter. Long term debt was reduced by $25.0 million to $175.0 million in the first quarter.

Intersil’s Board of Directors has authorized the payment of a quarterly dividend of $0.12 per share of common stock. The payment of this dividend will be made on May 25, 2012 to shareholders of record as of the close of business on May 15, 2012.

Second Quarter 2012 Outlook

•	Revenue is expected to be between $162 million and $170 million (+4% to +9% sequentially)

•	R&D expenses are expected to be approximately $48 million ($44 million excluding equity-based compensation)

•	SG&A expenses are expected to be approximately $35 million ($31 million excluding equity-based compensation)

•	Total equity-based compensation is expected to be approximately $9.3 million

•	Amortization of intangibles is expected to be approximately $7.2 million

•	GAAP earnings (loss) per diluted share are expected to be between $(0.02) and $0.01

•	Non-GAAP earnings per diluted share are expected to be between $0.08 and $0.11

“Our R&D investments during the last several years are now materializing in end products.  For example, one of our Top Ten Growth Drivers is pico projectors.  Micron’s revolutionary Pop Video pico projector accessory, built on Intersil’s integrated chipset solution, begins selling tomorrow for only $99. Investors will see more examples of our R&D investments translating into revenue dollars in the coming quarters,” said Bell.

Intersil will discuss its first quarter 2012 financial results during its scheduled conference call following market close on April 25th. To participate in the conference call, please dial (866) 510-0708, and international participants please dial (617) 597-5377, using the password 41272784 at approximately 1:40 p.m. Pacific Time. You may also listen to the call via webcast on Intersil’s investor relations website: ir.intersil.com.  A copy of the presentation accompanying the conference call is available on Intersil’s website.

In addition, Intersil will further discuss its market opportunities during its 2012 Investor & Analyst Day on Tuesday, May 8, 2012 in Burlingame, CA.  Investors wishing to attend the event should contact investor relations to secure a reservation.

A replay of the earnings conference call will be available for two weeks on Intersil’s website, or may be accessed by dialing (888) 286-8010, international dial (617) 801-6888, using the password 65190356.

Exhibit 99.1

About Intersil
Intersil Corporation is a leader in the design and manufacture of high-performance analog, mixed-signal and power management semiconductors. The Company's products address some of the fastest growing markets within the industrial and infrastructure, personal computing and high-end consumer markets. For more information about Intersil or to find out how to become a member of our winning team, visit our website and career page at www.intersil.com.

About Non-GAAP Financial Results
The presentation of non-GAAP financial information is intended to be considered together with the financial information prepared and presented in accordance with GAAP. For more information on non-GAAP financial measures, please see the reconciliations of such measures in the tables on page eight of this release.  Management uses non-GAAP financial measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. Management believes that non-GAAP financial measures provide meaningful supplemental information regarding Intersil’s performance and liquidity by excluding certain expenses and expenditures that may not be indicative of recurring core business operating results. During the quarter ended July 1, 2011, we revised current quarter and historical presentation of non-GAAP financial information to exclude equity-based compensation in addition to previously excluded intangible amortization, acquisition charges, certain tax adjustments and one-time costs.  Management feels this change aligns our non-GAAP presentation with that of our closest peers and increases comparability of our results with published earnings estimates widely available on the Internet.

FORWARD-LOOKING STATEMENTS
Intersil Corporation press releases and other related comments may contain forward-looking statements as defined in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, in connection with the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are based upon Intersil’s management's current expectations, estimates, beliefs, assumptions and projections about Intersil's business and industry. Words such as “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “potential,” “continue,” “goals,” “targets” and variations of these words (or negatives of these words) or similar expressions, are intended to identify forward-looking statements. In addition, any statements that refer to projections or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict. Therefore, our actual results could differ materially and adversely from those expressed in any forward-looking statements as a result of various risk factors. Intersil does not adopt and is not responsible for any forward-looking statements and projections made by others in this press release. Intersil's Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K and other Intersil filings with the U.S. Securities and Exchange Commission (which you may obtain for free at the SEC's web site at http://www.sec.gov) discuss some of the important risk factors that may affect our business, results of operations and financial condition. These forward-looking statements are made only as of the date of this communication and Intersil undertakes no obligation to update or revise these forward-looking statements.

Exhibit 99.1

Intersil Corporation
Condensed Consolidated Statements of Operations
Unaudited
(In millions, except percentages and per share amounts)

	Quarter Ended
	Mar. 30,	Apr. 1,	Dec. 30,
	2012	2011	2011
	Q1 2012	Q1 2011	Q4 2011

Net revenue	$156.0	$198.9	$165.8
Cost of revenue	70.8	83.8	71.8
Gross profit	85.2	115.0	94.0
Gross margin	54.6%	57.8%	56.7%
Expenses
Research and development	44.4	49.7	42.3
Selling, general and administrative	34.2	35.0	34.6
Amortization of purchased intangibles	7.2	6.9	6.7
Restructuring-related costs	1.5	2.3	1.6
Acquisition-related costs	-	0.3	-
Operating (loss) income	(2.2)	20.8	8.7
Gain on deferred comp investments	0.7	0.2	0.5
Loss on sale of investments	-	-	(6.5)
Interest income	0.2	0.8	0.5
Interest expense and fees	(2.0)	(4.5)	(2.0)
(Loss) income before income taxes	(3.3)	17.3	1.2
Income tax expense (benefit)	-	3.2	(22.9)
Net (loss) income	$(3.3)	$14.1	$24.1

(Loss) earnings per share:
Basic	$(0.03)	$0.11	$0.19
Diluted	$(0.03)	$0.11	$0.19

Weighted average shares outstanding:
Basic	126.6	124.8	126.5
Diluted	126.6	125.0	126.8

Note: Totals and percentages may not add or calculate precisely due to rounding.

Exhibit 99.1

Intersil Corporation
Condensed Consolidated Balance Sheets
Unaudited
(In millions)

	Mar. 30,	Dec. 30,
	2012	2011
Assets
Current assets:
Cash and short-term investments	$389.7	$410.2
Trade receivables, net	60.0	64.9
Inventories	90.2	97.9
Prepaid expenses and other current assets	14.8	16.1
Deferred income tax asset	40.8	47.0
Total current assets	595.4	636.1
Non-current assets:
Property, plant and equipment, net	88.3	91.0
Purchased intangibles, net	105.0	112.2
Goodwill	565.4	565.4
Deferred income tax asset	80.0	73.8
Long-term investments	4.8	4.8
Other	85.1	85.9
Total non-current assets	928.6	933.1
Total assets	$1,524.0	$1,569.2

Liabilities and shareholders' equity
Current liabilities:
Trade payables	$28.6	$27.9
Deferred net revenue	8.1	8.6
Income taxes payable	54.3	60.6
Other accrued items	65.8	69.0
Total current liabilities	156.7	166.1
Non-current liabilities:
Long-term debt	175.0	200.0
Income taxes payable	96.2	93.8
Other non-current liabilities	29.1	28.6
Total non-current liabilities	300.3	322.4
Total shareholders' equity	1,066.9	1,080.7
Total liabilities and shareholders' equity	$1,524.0	$1,569.2

Note: Totals and percentages may not add or calculate precisely due to rounding.

Exhibit 99.1

Intersil Corporation
Condensed Consolidated Statements of Cash Flows
Unaudited
(In millions)

	Quarter Ended
	Mar. 30,	Apr. 1,	Dec. 30,
	2012	2011	2011
	Q1 2012	Q1 2011	Q4 2011
Operating activities:
Net (loss) income	$(3.3)	$14.1	$24.1
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Depreciation	4.9	5.6	5.1
Amortization of purchased intangibles	7.2	6.9	6.7
Equity-based compensation	5.3	7.0	6.9
Provision for inventory obsolescence	1.4	1.4	2.1
Investment losses and impairments	-	-	6.5
Other	0.2	-	(4.2)
Deferred income taxes	-	1.3	(14.1)
Net changes in operating assets and liabilities	6.1	(5.4)	(3.2)
Net cash provided by operating activities	21.9	31.0	29.9

Investing activities:
Purchases of investments	-	-	(2.5)
Proceeds from sales, calls and maturities of investments	26.5	10.1	56.9
Net capital expenditures	(1.5)	(1.7)	(1.0)
Net cash provided by investing activities	25.0	8.4	53.4

Financing activities:
Proceeds and tax benefit from equity-based awards	(0.6)	2.6	0.1
Fees on credit facilities	-	-	(0.1)
Repayments of long-term debt	(25.0)	(20.3)	(78.2)
Dividends paid	(15.4)	(15.2)	(15.3)
Net cash used in financing activities	(41.0)	(32.8)	(93.5)

Effect of exchange rates on cash and cash equivalents	0.1	0.8	(0.4)

Net increase (decrease) in cash and cash equivalents	6.0	7.3	(10.6)

Cash and equivalents as of the beginning of the period	383.7	383.0	394.3

Cash and equivalents as of the end of the period	$389.7	$390.3	$383.7

Note: Totals and percentages may not add or calculate precisely due to rounding.

Exhibit 99.1

Intersil Corporation
Additional Financial Information
Unaudited
(In millions)

	Quarter Ended
	Mar. 30,	Apr. 1,	Dec. 30,
	2012	2011	2011
	Q1 2012	Q1 2011	Q4 2011
EBITDA:
Operating (loss) income	$(2.2)	$20.8	$8.7
Depreciation	4.9	5.6	5.1
Amortization of purchased intangibles	7.2	6.9	6.7
Equity-based compensation	5.3	7.0	6.9
EBITDA	$15.2	$40.3	$27.4

Equity-based compensation expense by classification:
Cost of revenue	$0.4	$0.5	$0.4
Research and development	3.0	4.7	3.2
Selling, general and administrative	1.9	1.8	3.3

Six-month backlog	$142.5	$178.2	$134.8

Revenue by end market:
Industrial and Infrastructure	$86.9	$105.4	$90.4
Personal Computing	39.4	52.1	40.1
Consumer	29.7	41.4	35.3
Total revenue	$156.0	$198.9	$165.8

Free cash flow:
Cash flow from operations	$21.9	$31.0	$29.9
Net capital expenditures	1.5	1.7	1.0
Free cash flow:	$20.4	$29.3	$28.9

Note: Totals and percentages may not add or calculate precisely due to rounding.

Exhibit 99.1

Intersil Corporation
Non-GAAP Results
Unaudited
(In millions, except percentages and per share amounts)

	Quarter Ended
	Mar. 30,	Apr. 1,	Dec. 30,
	2012	2011	2011
	Q1 2012	Q1 2011	Q4 2011
Non-GAAP operating income:
GAAP operating (loss) income	$(2.2)	$20.8	$8.7
Restructuring-related costs	1.5	2.3	1.6
Acquisition-related costs	-	0.3	-
Deferred compensation expense	0.8	0.3	0.6
Equity-based compensation	5.3	7.0	6.9
Amortization of purchased intangibles	7.2	6.9	6.7
Non-GAAP operating income:	$12.7	$37.7	$24.5

Revenue	$156.0	$198.9	$165.8

Non-GAAP operating margin
GAAP operating margin	(1.4)%	10.5%	5.2%
Excluded items as a percent of revenue	9.5%	8.5%	9.6%
Non-GAAP operating margin	8.1%	19.0%	14.8%

Non-GAAP net income:
GAAP net (loss) income	$(3.3)	$14.1	$24.1
Tax adjustments from non-cash and discrete items	(2.5)	(1.7)	(26.0)
Restructuring-related costs	1.5	2.3	1.6
Investment losses and impairments	-	-	6.5
Acquisition-related costs	-	0.3	-
Equity-based compensation	5.3	7.0	6.9
Amortization of purchased intangibles	7.2	6.9	6.7
Non-GAAP net income	$8.2	$29.0	$19.9

Diluted shares outstanding	126.6	125.0	126.8

Non-GAAP earnings per share
GAAP (loss) earnings per share	$(0.03)	$0.11	$0.19
Excluded items per share impact	0.09	0.12	(0.03)
Non-GAAP earnings per share	$0.06	$0.23	$0.16

Non-GAAP results exclude restructuring-related costs, acquisition-related expenses, losses and impairments on investments, equity-based compensation, amortization of purchased intangibles and related tax benefits. Prior periods have been adjusted to reflect the current period presentation, which excludes equity-based compensation.

Note: Totals and percentages may not add or calculate precisely due to rounding.

Exhibit 99.1

Intersil Corporation
Historical Revenue by End Market
Unaudited
(In millions, except percentages)

2011 -2012

USD Millions	Q1 2011	Q2 2011	Q3 2011	Q4 2011	Q1 2012

Consumer	$41.40	$46.50	$43.30	$35.30	$29.70
Personal Computing	52.10	52.11	47.29	40.09	39.36
Industrial and Infrastructure	105.40	110.49	96.21	90.41	86.95
Total ISIL	$198.90	$209.10	$186.80	$165.80	$156.01

% of Total Revenue	Q1 2011	Q2 2011	Q3 2011	Q4 2011	Q1 2012

Consumer	21%	22%	23%	21%	19%
Personal Computing	26%	25%	25%	24%	25%
Industrial and Infrastructure	53%	53%	52%	55%	56%
Total ISIL	100%	100%	100%	100%	100%

2009-2010

USD Millions	Q1 2009	Q2 2009	Q3 2009	Q4 2009	Q1 2010	Q2 2010	Q3 2010	Q4 2010

Consumer	$24.90	$37.64	$47.10	$44.15	$37.70	$46.00	$51.80	$46.50
Personal Computing	32.81	46.63	51.46	48.58	53.86	48.29	39.16	38.82
Industrial and Infrastructure	60.49	63.00	69.74	84.93	97.84	125.61	128.14	108.68
Total ISIL	$118.20	$147.27	$168.30	$177.66	$189.40	$219.90	$219.10	$194.00

% of Total Revenue	Q1 2009	Q2 2009	Q3 2009	Q4 2009	Q1 2010	Q2 2010	Q3 2010	Q4 2010

Consumer	21%	26%	28%	25%	20%	21%	24%	24%
Personal Computing	28%	32%	31%	27%	28%	22%	18%	20%
Industrial and Infrastructure	51%	43%	41%	48%	52%	57%	58%	56%
Total ISIL	100%	100%	100%	100%	100%	100%	100%	100%

2007-2008

USD Millions	Q1 2007	Q2 2007	Q3 2007	Q4 2007	Q1 2008	Q2 2008	Q3 2008	Q4 2008

Consumer	$48.00	$49.40	$55.40	$62.47	$54.70	$51.60	$55.02	$33.00
Personal Computing	28.82	35.27	46.61	56.01	47.45	60.29	69.22	25.68
Industrial and Infrastructure	90.88	93.63	96.26	94.24	101.55	104.31	94.43	72.42
Total ISIL	$167.70	$178.30	$198.27	$212.72	$203.70	$216.20	$218.67	$131.10

% of Total Revenue	Q1 2007	Q2 2007	Q3 2007	Q4 2007	Q1 2008	Q2 2008	Q3 2008	Q4 2008

Consumer	29%	28%	28%	29%	27%	24%	25%	25%
Personal Computing	17%	20%	24%	26%	23%	28%	32%	20%
Industrial and Infrastructure	54%	53%	49%	44%	50%	48%	43%	55%
Total ISIL	100%	100%	100%	100%	100%	100%	100%	100%